Financial Instruments and Fair Value Disclosures	9 Months Ended
Sep. 30, 2019
Financial Instruments and Fair Value Disclosures [Abstract]
Financial Instruments and Fair Value Disclosures
7.	Financial Instruments and Fair Value Disclosures:

The principal financial assets of the Company consist of cash at banks, trade accounts receivable and amounts due from related party. The principal financial liabilities of the Company consist of trade accounts payable and amounts due to related parties.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

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Cash and cash equivalents, trade accounts receivable, amounts due from related party and trade accounts payable: The carrying values reported in the accompanying consolidated balance sheets for those financial instruments are reasonable estimates of their fair values due to their short-term nature. The carrying value of these instruments is separately reflected in the accompanying consolidated balance sheets.

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Related party debt: The fair value of the fixed interest $5.0 Million Term Loan Facility discussed in Note 3, determined through Level 2 inputs of the fair value hierarchy (quoted prices for identical or similar assets and liabilities in markets that are not active), approximates its recorded value as of the period end.

Concentration of credit risk: Financial instruments, which potentially subject the Company to significant concentrations of credit risk, consist principally of cash and cash equivalents and trade accounts receivable. The Company places its cash and cash equivalents, consisting mostly of deposits, with high credit qualified financial institutions. The Company performs periodic evaluations of the relative credit standing of the financial institutions in which it places its deposits. The Company limits its credit risk with accounts receivable by performing ongoing credit evaluations of its customers' financial condition.